EXHIBIT 10.1


                          AMENDMENT TO CREDIT AGREEMENT



         THIS AMENDMENT is entered into as of October 1, 1999 by and between FUNCO, INC., a Minnesota corporation (the "Borrower"), and MARQUETTE CAPITAL BANK, N.A. (the "Bank"). In consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the Borrower and the Bank agree as follows:

         1. The Credit Agreement dated June 20, 1995, by and between the Borrower and the Bank, as amended by an Amendment to Credit Agreement dated February 5, 1996 and by an Amendment to Credit Agreement and Security Agreement dated June 30, 1996 and by an Amendment to Credit Agreement dated June 30, 1997 and by an Amendment to Credit Agreement dated June 30, 1998 and by an Amendment to Credit Agreement dated June 30, 1999 (the "Credit Agreement"), is amended as follows:

            a. Section 2.01 of the Credit Agreement is amended to read as follows:

                        Section 2.01 Advances. Subject to the provisions of this
            Agreement, the Bank shall make Advances to the Borrower from time to time during the period from the date hereof to July 31, 2000, or the earlier date of termination of the Line of Credit pursuant to
            Section 6.02, in an aggregate amount not exceeding at any time outstanding $20,000,000.00 during the period from September 15, 1999 through December 15, 1999, and in an aggregate amount not exceeding at any time outstanding $5,000,000.00 at all other times (the "Line of Credit"). Each Advance shall be in the amount of $10,000.00 or an integral multiple thereof. Within the limits of the Line of Credit, the Borrower may borrow, prepay, and reborrow under this Section
            2.01. Notwithstanding the foregoing, during the period from September 15, 1999 through December 15, 1999, the Borrower shall not permit the aggregate outstanding amount of Advances to exceed $10,000,000.00 for any 45 days (whether consecutive or not). During the period from January 3, 2000 through April 2, 2000 the Borrower shall cause the aggregate outstanding amount of Advances to be zero for 45 consecutive days.

            b. Section 2.03 of the Credit Agreement is amended to read as follows:

                        Section 2.03 Revolving Note. The obligation to repay the
            Advances and to pay interest and other charges, fees and expenses thereon is evidenced by the Borrower's $20,000,000.00 Amended and Restated Promissory Note dated October 1, 1999 in favor of the Bank (together with any amendments, extensions, renewals and replacements thereof, called the "Revolving Note").

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            c. All references to June 30, 2000 are changed to July 31, 2000 in
Section 2.08 of the Credit Agreement.

         2. Except as amended or terminated herein or herewith, all provisions of the Credit Agreement and all other agreements of the parties remain in full force and effect. No provision of this Amendment can be amended, modified, waived or terminated, except by a writing executed by the Borrower and the Bank. The Borrower shall pay to the Bank on demand all of the Bank's costs and expenses, including but not limited to reasonable attorneys' fees and legal expenses, in connection with this Amendment, the writings executed herewith, and the transactions described herein and therein. This Amendment shall bind and benefit the parties and their respective successors and assigns; provided, the Borrower shall not assign any of its rights or obligations under this Amendment without the prior written consent of the Bank, and any assignment in violation of this sentence shall be null and void. This Amendment and the Credit Agreement as amended herein shall be governed by and construed in accordance with the internal laws of the State of Minnesota (excluding conflict of law rules).

         Executed as of the date first above written.

                                       FUNCO, INC.


                                       By  /s/ Robert M. Hiben
                                          --------------------------------------
                                       Title  CFO
                                             -----------------------------------


                                       MARQUETTE CAPITAL BANK, N.A.


                                       By  /s/ Margaret Mary Yanez
                                          --------------------------------------
                                       Title  Vice President
                                             -----------------------------------


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                      AMENDED AND RESTATED PROMISSORY NOTE

                                                           Date: October 1, 1999

         For valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the $10,000,000.00 Amended and Restated Promissory Note of Funco, Inc. dated June 30, 1999, payable to the order of Marquette Capital Bank, N.A., is amended and restated to read as follows:

$20,000,000.00                                            Minneapolis, Minnesota

         FOR VALUE RECEIVED, on July 31, 2000, the undersigned, FUNCO, INC., promises to pay to the order of MARQUETTE CAPITAL BANK, N.A. (the "Bank"), at its office in Minneapolis, Minnesota, or at such other place as any present or future holder of this Note may designate from time to time, the principal sum of
(i) $20,000,000.00, or (ii) the aggregate unpaid principal amount of all advances of credit made by the Bank to the undersigned pursuant to this Note as shown in the records of any present or future holder of this Note, whichever is less, plus interest thereon from the date of each advance in whole or in part included in such amount until this Note is fully paid, computed on the basis of the actual number of days elapsed and a 360-day year, at an annual rate that shall always be 2.00% per annum in excess of the Index Rate and that shall change when and as the Index Rate shall change. Interest is due and payable on the last day of each month and at maturity. In each calendar month, "Index Rate" means the average 1-month LIBOR Rate published in The Wall Street Journal in the previous calendar month. If the Index Rate is no longer available, the Bank may select a comparable rate to be used as the Index Rate under this Note. The Bank may lend to its customers at rates that are equal to, greater than, or less than the Index Rate. Notwithstanding the foregoing, after an Event of Default this Note shall bear interest until paid at 2% per annum in excess of the rate otherwise then in effect, which rate shall continue to vary based on further changes in the Index Rate. The undersigned shall not permit the unpaid principal balance of this Note to exceed $5,000,000.00, except during the period from September 15, 1999 through December 15, 1999.

         All or any part of the unpaid balance of this Note may be prepaid at any time without penalty. At the option of the then holder of this Note, any payment under this Note may be applied first to the payment of other charges, fees and expenses under this Note and any other agreement or writing in connection with this Note, second to the payment of interest accrued through the date of payment, and third to the payment of principal. Also, at the option of the holder of this Note, if there is any overpayment of interest under this Note, the holder may hold the excess and apply it to future interest accruing under this Note. Amounts may be advanced and readvanced under this Note, provided the principal balance outstanding shall not exceed $20,000,000.00 during the period from September 15, 1999 through December 15, 1999, and shall not exceed $5,000,000.00 at any other time.

         The occurrence of an Event of Default under the Credit Agreement dated June 20, 1995 by and between the undersigned and the Bank, as it may be amended from time to time, shall constitute an Event of Default under this Note.

         Upon the commencement of any proceeding under any bankruptcy law by or against any maker of this Note, this Note automatically shall become immediately due and payable for the entire unpaid principal balance of this Note plus accrued interest and other

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charges, fees and expenses under this Note without any declaration, presentment, demand, protest, or other notice of any kind. Upon the occurrence of any other Event of Default and at any time thereafter, the then holder of this Note may, at its option, declare this Note to be immediately due and payable and thereupon this Note shall become immediately due and payable for the entire unpaid principal balance of this Note plus accrued interest and other charges on this Note without any presentment, demand, protest or other notice of any kind.

         The undersigned (i) waives demand, presentment, protest, notice of protest, notice of dishonor and notice of nonpayment of this Note; and (ii) agrees that when or at any time after this Note becomes due the then holder of this Note may offset or charge the full amount owing on this Note against any account then maintained by the undersigned with such holder of this Note without notice. Interest on any amount under this Note shall continue to accrue, at the option of any present or future holder of this Note, until such holder receives final payment of such amount in collected funds in form and substance acceptable to such holder.

         The extensions of credit under this Note are made under Section 47.59 of the Minnesota Statutes. No waiver of any right or remedy under this Note shall be valid unless in writing executed by the holder of this Note, and any such waiver shall be effective only in the specific instance and for the specific purpose given. All rights and remedies of all present and future holders of this Note shall be cumulative and may be exercised singly, concurrently or successively. This Note shall bind the undersigned and the successors and assigns of the undersigned. This Note shall be governed by and construed in accordance with the internal laws of the State of Minnesota (excluding conflict of law rules).

         THE UNDERSIGNED REPRESENTS, CERTIFIES, WARRANTS AND AGREES THAT THE UNDERSIGNED HAS READ ALL OF THIS NOTE AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS NOTE.

         Executed as of October 1, 1999.

                                       FUNCO, INC.


                                       By  /s/ Robert M. Hiben
                                          --------------------------------------
                                       Title  CFO
                                             -----------------------------------


Marquette Capital Bank, N.A. agrees to this Amended and Restated Promissory
Note.

         Executed as of October 1, 1999.


                                       MARQUETTE CAPITAL BANK, N.A.


                                       By  /s/ Margaret Mary Yanez
                                          --------------------------------------
                                       Title  Vice President
                                             -----------------------------------


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